UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.141-11(c) or sec. 240.14a-12
CYBERONICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party:

	(4)	Date Filed:

ProxyVoteNow.com

Cyberonics, Inc. Annual Meeting Meeting Date: 02/01/2007 Record Date: 12/18/2006

Your electronic proxy vote has the same validity as a properly executed proxy card returned by mail.
To access the voting system, please refer to the voting instructions on your proxy card. First, enter the ten-digit control number located inside the grey box, then click continue.

Your Control Number:
Continue

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Cyberonics, Inc. Annual Meeting Meeting Date: 02/01/2007 Record Date: 12/18/2006

CYBERONICS, INC.
ANNUAL MEETING OF STOCKHOLDERS—FEBRUARY 1,
2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS
The undersigned stockholder of Cyberonics, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 2006 Annual Meeting of Stockholders, and hereby appoints Reese S. Terry, Jr. and John A. Riccardi, and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Cyberonics, Inc., to be held on February 1, 2007 at 8:30 a.m., central time, at Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas, in the Oak & Cypress room, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.
A majority of such attorneys and substitutes as shall be present and shall act at said meeting or any adjournment or postponements thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.
This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR items 1 and 2, and as the proxies deem advisable on such other matters as may come before the meeting.
The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.
To vote your shares in connection with the meeting, select one of the following two choices, then click on Proceed.

☐	Vote as the Board of Directors recommends on all
proposals.

☐	Vote on each proposal separately.
Proceed

Integrated Software Solutions, Inc.
Ellen Philip Associates, Inc.
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Cyberonics, Inc. Annual Meeting Meeting Date: 02/01/2007 Record Date: 12/18/2006

You elected to:
Vote on each proposal individually.
Indicate your choices below, then click on the Continue button.
1. Election of Directors:
☐	Vote FOR all nominees listed below.

☐	Withhold authority to vote for all nominees listed below.

☐	Withhold authority to vote for a specific nominee or nominees, as indicated by check after name below.
Nominees:

(1) Stanley H. Appel, M.D.	☐
(2) Tony Coelho	☐
(3) Guy C. Jackson	☐
(4) Kevin S. Moore	☐
(5) Hugh M. Morrison	☐
(6) Alan Olsen	☐
(7) Michael J. Strauss, M.D., M.P.H.	☐
(8) Reese S. Terry, Jr.	☐
2. Proposal to ratify the selection of KPMG LLP as Cyberonics, Inc.’s independent registered public accounting firm for the fiscal year ending April 27, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN
Continue       Clear Ballot

Integrated Software Solutions, Inc.
Ellen Philip Associates, Inc.
All Rights Reserved
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Cyberonics, Inc. Annual Meeting Meeting Date: 02/01/2007 Record Date: 12/18/2006

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Integrated Software Solutions, Inc.
Ellen Philip Associates, Inc.
All Rights Reserved
Your use of this site signifies that you accept our Terms and Conditions of Use.